UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 6, 2022

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220

Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2022, the board of directors (the “Board”) of TherapeuticsMD, Inc., a Nevada corporation (the “Company”), appointed Dr. Brian Bernick, the Company’s co-founder and Chief Scientific and Medical Officer, and Mr. Mark Glickman, the Company’s Chief Business Officer, as the Company’s Interim Co-Chief Executive Officers and co-principal executive officers. Dr. Bernick and Mr. Glickman succeed Mr. Hugh O’Dowd as the Company’s Chief Executive Officer.

Also on September 6, 2022, the Board appointed The Honorable Tommy Thompson, who previously served as the Company’s Chairman of the Board, as the Executive Chairman of the Board.

The information regarding Dr. Bernick and Mr. Glickman required by Items 401(b), (d) and (e) of Regulation S-K is set forth in the Company’s Amendment No. 1 to its Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 29, 2022, and such information is incorporated herein by reference. Other than as described in this Current Report on Form 8-K, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which the Company was or is to be a participant and in which either Dr. Bernick or Mr. Glickman had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

Mr. O’Dowd’s separation as the Company’s Chief Executive Officer is a termination without “Good Cause,” as defined in that certain employment agreement, dated August 3, 2021, by and between Mr. O’Dowd and the Company, and Mr. O’Dowd is entitled to receive the separation benefits provided therein upon his execution of a general release of all claims against the Company and its affiliates. In connection with his separation as the Company’s Chief Executive Officer, Mr. O’Dowd ceased to serve as a member of the Board, effective on September 6, 2022.

Item 7.01	Regulation FD Disclosure.

On September 12, 2022, the Company issued a press release announcing the leadership changes described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and the information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

99.1	Press release from TherapeuticsMD, Inc., dated September 12, 2022, entitled “TherapeuticsMD Appoints Dr. Brian Bernick and Mr. Mark Glickman as Interim Co-Chief Executive Officers.”

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2022	THERAPEUTICSMD, INC.

/s/ Michael C. Donegan
Michael C. Donegan
Interim Chief Financial Officer, Chief Accounting Officer and Vice President Finance